Exhibit 10.3
EXECUTION COPY
AMENDMENT NO. 3 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is being executed and delivered as of August 12, 2010 by and among Insight Enterprises, Inc., a Delaware corporation (the “Company”), Insight Direct (UK) Ltd., a company organized under the laws of England (the “UK Borrower”), Insight Enterprises B.V., a besloten vennootschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands (the “Dutch Borrower” and, collectively with the Company and the UK Borrower, the “Borrowers”), JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement described below, and certain of the lenders party to the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrowers, the Lenders, J.P. Morgan Europe Limited, as European Agent, and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement, dated as of April 1, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Company has requested the Lenders and the Administrative Agent to amend the Credit Agreement in certain respects; and
WHEREAS, the Required Lenders and the Administrative Agent have agreed to so amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:
1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
(a) The definition of “Change in Law” set forth in Section 1.01 of the Credit Agreement is hereby amended to insert the following sentence immediately following the period at the end of such definition: “A Change in Law shall not include the application or effect of any regulations promulgated and any interpretation or other guidance issued in connection with Sections 1471 or 1472 of the Code.”.
(b) The definition of “Excluded Taxes” set forth in Section 1.01 of the Credit Agreement is hereby amended to (i) delete therefrom the phrase “, or (e)” and substitute therefor the following phrase: “, (e) any tax that is attributable to such Lender’s failure or inability to take any action (including entering into an agreement with the Internal Revenue Service), comply with any information gathering or reporting requirements, or to provide the Company (with a copy to the Administrative Agent) with appropriate certification, in each case, if such compliance or certification is required to obtain exemption from any United States federal withholding taxes under Sections 1471 or 1472 of the Code and any regulations promulgated thereunder and any interpretation or other guidance issued in connection therewith, or (f)”, (ii) delete therefrom the phrase “clause (c) or (d) above” and substitute therefor the following phrase “clause (c), (d) or (e) above” and (iii) delete therefrom the phrase “clauses (a) to (e) above” and substitute therefor the following phrase: “clauses (a) to (f) above”.

(c) Section 2.17(e) of the Credit Agreement is hereby amended by inserting the following sentence immediately following the final sentence of such Section 2.17(e): “Each Lender shall promptly provide, upon reasonable request from the Company or the Administrative Agent, any additional information that the Company or the Administrative Agent needs in order for the Company or the Administrative Agent to determine the amount of any applicable withholding taxes, including information relating to compliance with Sections 1471 or 1472 of the Code and any regulations promulgated thereunder and any interpretation or other guidance issued in connection therewith.”.
(d) Section 6.01(s) of the Credit Agreement is hereby amended to delete therefrom the figure “$100,000,000” and to substitute therefor the following figure: “$150,000,000”.
(e) Section 6.02(n) of the Credit Agreement is hereby amended to delete therefrom the figure “$100,000,000” and to substitute therefor the following figure: “$150,000,000”.
2. Amendment to Floorplan Intercreditor Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Administrative Agent is hereby directed and authorized to immediately enter into, on behalf of itself and the Holders of Secured Obligations, an amendment to the Floorplan Intercreditor Agreement in the form of Exhibit A hereto (the “Floorplan Intercreditor Agreement Amendment”).
3. Condition of Effectiveness. This Amendment shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the condition precedent that the Administrative Agent shall have received:
(a) executed counterparts of this Amendment duly executed and delivered by each Borrower, the Administrative Agent and the Required Lenders; and
(b) for the ratable account of each Lender that executes and delivers its signature page hereto in the manner required by the Administrative Agent by 5:00 p.m. (New York time) on August 11, 2010, an amendment fee equal to 0.10% of the sum of such Lender’s US Tranche Revolving Commitment and European Tranche Commitment as of the date hereof.
4. Representation and Warranties. Each Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as amended hereby constitute its legal, valid and binding obligation and are enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) all of the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (iii) no Default has occurred and is continuing on and as of the date hereof.

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5. Effect on the Credit Agreement.
(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
(b) Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Agents or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with its original terms.
6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
7. Costs and Expenses. The Company agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, negotiation and execution of this Amendment and the Floorplan Intercreditor Agreement Amendment.
8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9. Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile copy of any signature hereto shall have the same effect as the original thereof.
[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

INSIGHT ENTERPRISES, INC., as the Company
By:	/s/ Helen Johnson
	Name:	Helen Johnson
	Title:	Treasurer

INSIGHT DIRECT (UK), LTD., as the UK Borrower
By:	/s/ Stuart Fenton
	Name:	Stuart Fenton
	Title:	President

INSIGHT ENTERPRISES B.V., as the Dutch Borrower
By:	/s/ Stuart Fenton
	Name:	Stuart Fenton
	Title:	President
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent
By:	/s/ Anna C. Araya
	Name:	Anna C. Araya
	Title:	Vice President

J.P. MORGAN EUROPE LIMITED, as a Lender
By:	/s/ Alastair Stevenson
	Name:	Alastair Stevenson
	Title:	Managing Director
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ivan Ferraz
	Name:	Ivan Ferraz
	Title:	Vice President
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Jeffrey Mills
	Name:	Jeffrey Mills
	Title:	Assistant Vice President
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

COMERICA BANK, as a Lender
By:	/s/ Fatima Arshad
	Name:	Fatima Arshad
	Title:	Vice President
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kathryn E. Benjamin
	Name:	Kathryn E. Benjamin
	Title:	Assistant Vice President
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

BANK OF ARIZONA, N.A. as a Lender
By:	/s/ Kevin R. Gillette
	Name:	Kevin R. Gillette
	Title:	Senior Vice President
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ D. Barnell
	Name:	D. Barnell
	Title:	Authorized Signatory
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

COMPASS BANK, as a Lender
By:	/s/ Nancy Zezza
	Name:	Nancy Zezza
	Title:	SVP
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ John Lascody
	Name:	John Lascody
	Title:	Second Vice President
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Robin C. Bunch
	Name:	Robin C. Bunch
	Title:	Credit Officer
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

BANK OF THE WEST, as a Lender
By:	/s/ Todd C. Abboud
	Name:	Todd C. Abboud
	Title:	Senior Vice President
Signature Page to
Amendment No. 3 to Second Amended and Restated Credit Agreement

EXECUTION COPY
Exhibit A
Amendment to Floorplan Intercreditor Agreement
See attached.

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT
This Amendment No. 1 to Intercreditor Agreement (this “Amendment”) is made as of August 12, 2010, by and between JPMorgan Chase Bank, National Association, as Bank Agent (in such capacity, the “Bank Agent”), and Wells Fargo Capital Finance, LLC (formerly known as Wells Fargo Foothill, LLC,) as Floorplan Collateral Agent (in such capacity, the “Floorplan Collateral Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement (defined below).
RECITALS
A. The Bank Agent and the Floorplan Collateral Agent are parties to that certain Intercreditor Agreement, dated as of September 17, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), between the Bank Agent and the Floorplan Collateral Agent and acknowledged by Insight Enterprises, Inc.
B. Pursuant to Section 8.3 of the Intercreditor Agreement, an amendment to the Intercreditor Agreement requires an agreement in writing by the Bank Agent and the Floorplan Collateral Agent.
AGREEMENT
In consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1. Amendment. Subject to satisfaction of the condition precedent set forth in Section 2 below, Section 5.3(c) of the Intercreditor Agreement is hereby amended to: (a) delete therefrom the figure “$100,000,000” and to substitute therefor the following figure: “$150,000,000”; and (b) delete therefrom the reference to “Section 5.3(b)” and to substitute therefor the following: “Section 5.3(c)”..
2. Condition Precedent. This Amendment is subject to and shall become effective as of the date when counterparts hereof are executed by each of the parties hereto.
3. No Amendment. Except to the extent specifically amended or modified hereby, the provisions of the Intercreditor Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Intercreditor Agreement is hereby ratified and confirmed in all respects and shall remain in full force and effect, as amended hereby. Each reference in any Bank Loan Document or Floorplan Loan Document to the Intercreditor Agreement shall (unless otherwise specifically provided) mean the Intercreditor Agreement, as amended by this Amendment.
4. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same document.
6. Severability. If any provision of this Amendment shall be deemed to be invalid, void or illegal, such provision shall be construed and amended in a manner which would permit its enforcement, but in no event shall such provision affect, impair or invalidate any other provision hereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Intercreditor Agreement to be executed as of the date first written above.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Bank Agent
By:
Name:
Title:

WELLS FARGO CAPITAL FINANCE, LLC (formerly known as WELLS FARGO FOOTHILL, LLC), as Floorplan Collateral Agent
By:
Name:
Title: